MINERVA FUND, INC.

                       SUPPLEMENT DATED OCTOBER 11, 1996
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                     DATED
                                JANUARY 29, 1996

     The following Supplement is provided to update and should be read in conjunction with the information provided in the Prospectus and Statement of Additional Information.

     The Minerva Fund, Inc. (the "Fund") no longer offers shares in the Fixed Income Portfolio.

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     Effective October 11, 1996 BISYS Fund Services, Inc. became the successor
Transfer Agent to Furman Selz LLC. The Board of Directors of the Fund has also approved, as successor Administrator and Distributor to Furman Selz LLC, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. In addition, the Board of Directors also approved, as successor Accounting Agent to Furman Selz LLC, BISYS Fund Services, Inc. BISYS and its affiliates have their principal places of business at 3435 Stelzer Road, Columbus, Ohio 43219. The remaining conversions are expected to occur during the last quarter of 1996.

     PLEASE NOTE THE FOLLOWING REVISIONS OF PROCEDURE, EFFECTIVE IMMEDIATELY. Except as indicated below, all other procedures described in the Fund's Prospectus remain in effect:

A. PURCHASES

     1. Please call 1-800-393-9998 for wiring instructions. A completed Account Registration Form must be overnighted to the Fund in advance of the wire at Minerva Fund, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219-8021. Notification must be given to the Fund at 1-800-393-9998 prior to 4:00 p.m. Eastern Standard Time of the wire date.

     2. Payments to open new accounts which are mailed should be sent to Minerva Fund, Inc., P.O. Box 182489, Columbus, OH 43218-2489, together with the completed and signed Account Registration Form.

     3. Purchases made by check in the Fund are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days after purchase.

     4. No third party or foreign checks are accepted.

     5. No Share Certificates will be issued.

B. REDEMPTION

     1. Under the by mail procedure, requests should be addressed to Minerva Fund, Inc., P.O. Box 182489, Columbus, OH 43218-2489.

     2. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

C. SHAREHOLDER SERVICES

     1. Exchange and Transfer of Registration requests should be sent to Minerva Fund, Inc., P.O. Box 182489, Columbus, OH 43218-2489.

     2. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

MRSUP2